                       $588,000,000 Offered (approximate)

                                  [GRAPHIC](SM)

                                   CONSECO(R)

                      Conseco Finance Securitizations Corp.

                                     Seller

                              Conseco Finance Corp.

                                    Servicer

                Certificates for Home Equity Loans, Series 2002-A

--------------------------------------------------------------------------------
The analysis in this report is based on information provided by Conseco Finance Securitization Corp. (the "Seller"). Deutsche Banc Alex. Brown Inc. ("DBAB") makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by DBAB and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and DBAB is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by DBAB in reliance upon information furnished by the Seller. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither DBAB nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY DBAB AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN DBAB). DBAB IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

                              Computational Materials for Conseco Finance
DEUTSCHE BANC ALEX.BROWN@     Certificates for Home Equity Loans, Series 2002-A
-------------------------------------------------------------------------------

                        TERM SHEET DATED January 28, 2002

                      Conseco Finance Securitizations Corp.
                Certificates for Home Equity Loans, Series 2002-A
                           $588,000,000 (Approximate)

                               Subject to Revision

  Seller                 Conseco Finance Securitizations Corp.

  Servicer               Conseco Finance Corp.

  Back-up Servicer       EMC Mortgage Corporation

  Trustee                U.S. Bank Trust National Association, St. Paul, MN

  Underwriters           Deutsche Banc Alex. Brown Inc. (lead manager),
                         Credit Suisse First Boston (co-manager),
                         Lehman Brothers (co-manager),
                         Merrill Lynch (co-manager).

   OFFERED CERTIFICATES/(1)/:
================================================================================================================================
                                                                                  WAL to                            Expected
                    Approx. Initial Size                           Rate          Call at                             Ratings
      Class         (or Notional Balance)           Type           Type          125% PPC     Final Maturity       (S&P/Moody's)
--------------------------------------------------------------------------------------------------------------------------------

A-1a                     $147,000,000             SEN/SEQ        Floating/(6)/    0.95            10/2018            AAA/Aaa
A-1b                     $ 56,500,000             SEN/SEQ         Fixed/(7)/      0.95            10/2018            AAA/Aaa
A-2                      $ 68,000,000             SEN/SEQ         Fixed/(7)/      2.00            08/2021            AAA/Aaa
A-3                      $102,000,000             SEN/SEQ         Fixed/(7)/      3.00            04/2027            AAA/Aaa
A-4                      $ 53,500,000             SEN/SEQ         Fixed/(7)/      5.00            10/2029            AAA/Aaa
A-5/(2)/                 $ 65,000,000             SEN/SEQ         Fixed/(7)/      7.59            04/2032            AAA/Aaa
A-IO/(3)(4)/             $177,230,000/(5)/         SEN/IO           Fixed          NA             07/2004            AAA/Aaa
M-1                      $ 42,000,000               MEZ          Floating/(6)/    5.45            04/2032            AA/Aa2
M-2                      $ 30,000,000               MEZ          Floating/(6)/    5.44            04/2032             A-/A2
B-1                      $ 24,000,000               SUB          Floating/(6)/    5.44            04/2032           BBB-/Baa2

---------------------------------------------------------------------------------------------------------------------------------
Total Balance            $588,000,000
---------------------------------------------------------------------------------------------------------------------------------

    (1) All Offered Certificates are priced to a 10% Optional Purchase at 125% PPC (assumes a constant prepayment of 5% CPR in month one increasing by approximately an additional 1.82% each month to 25% CPR in month twelve, and remaining at 25% CPR thereafter).
    (2) In the event that the Purchase Option is not exercised, the Class A-5 pass-through rate will increase by 0.50%.
    (3) The Class A-IO Certificate is an interest only certificate and is not entitled to receive principal payments.
    (4) Class A-IO accrues interest at 8.80% per annum on its scheduled notional balance, as described herein.
    (5) Initial notional balance.
    (6) The lesser of (a) one-month LIBOR plus the related margin per annum and
        (b) 15.00% per annum, subject to the Net WAC Cap Rate.
    (7) Subject to the Net WAC Cap Rate (as defined herein).

  FOR INFORMATION CONCERNING CERTAIN RISK FACTORS THAT SHOULD BE CONSIDERED BY PROSPECTIVE INVESTORS, SEE "RISK FACTORS" IN THE PROSPECTUS SUPPLEMENT. CAPITALIZED TERMS USED HEREIN AND NOT OTHERWISE DEFINED HAVE THE MEANINGS SET FORTH IN THE PROSPECTUS AND PROSPECTUS SUPPLEMENT.

  ------------------------------------------------------------------------------
  This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                              Computational Materials for Conseco Finance
DEUTSCHE BANC ALEX.BROWN@     Certificates for Home Equity Loans, Series 2002-A
--------------------------------------------------------------------------------

CUT-OFF DATE:              December 31, 2001 for the Initial Loans and January
                           31, 2002 for the Additional Loans. For each
                           Subsequent Loan, either the last day of the calendar month in which the subsequent closing occurs or the last day of the preceding month, as specified by the Seller.

EXP. PRICING:              Week of January 28, 2002

EXP. SETTLEMENT/
CLOSING DATE:              Week of February 4, 2002

LEGAL FINAL:               April 2032

PAYMENT DATE:              The 15/th/ day of each month (or if such 15/th/ day
                           is not a business day, the next succeeding business
                           day) commencing in March 2002.

RECORD DATE:               The business day just before the Payment Date.

DELAY DAYS:                The Certificates will have no payment delay.

OTHER CERTIFICATES:        In addition to the Offered  Certificates,  the Class
                           B-2, Class B-3I, Class P, and Class R Certificates will also be issued. The Class B-2 Certificates which have an initial balance of $12,000,000 are not being publicly offered under the Prospectus Supplement. The
                           Class B-3I, Class P and Class R Certificates are not being offered and will be initially retained by an affiliate of Conseco Finance Corp. The Class B-2,
                           Class B-3I, Class P, and Class R Certificates will be fully subordinated to the Offered Certificates.

ERISA: Subject to the conditions set forth in the Prospectus Supplement, the Class A, M-1, M-2, and B-1 Certificates are ERISA eligible.

SMMEA: The Offered Certificates will not constitute "mortgage related securities" for purposes of SMMEA.

TAX STATUS:                Multiple REMIC elections will be made with respect to
                           the Trust for federal income tax purposes.

OPTIONAL PURCHASE:         10% cleanup call subject to certain requirements if
                           call is not exercised.

STEP-UP COUPON:            In the event that the Optional Purchase is not
                           exercised, the pass-through rate on Class A-5 will increase by 0.50%.

THE LOAN POOL:             On the Closing Date, the Trust expects to purchase
                           (i) home equity loans having an aggregate principal balance of approximately $493,943,869 as of the Cut-off Date (the "Initial Loans") and (ii) additional home equity loans having an aggregate principal balance of approximately $106,056,131 as of the Cut-off Date, (the "Additional Loans"). The statistical information presented in this Term Sheet is with respect to the Initial Loans only and is based on balances as of the close of business on December 31, 2001.

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                              Computational Materials for Conseco Finance
DEUTSCHE BANC ALEX.BROWN@     Certificates for Home Equity Loans, Series 2002-A
--------------------------------------------------------------------------------

PRE-FUNDING ACCOUNT:     On the Closing Date, a portion of the proceeds from the
                         sale of the Certificates (the "Pre-Funded Amount") will be deposited with the Trustee in a segregated account
                         (the "Pre-Funding Account") and used by the Trust to purchase additional home equity loans (the "Subsequent
                         Loans") during a period (not longer than 90 days) following the Closing Date (the "Pre-Funding Period") for inclusion in the loan pool. The Subsequent Loans that have not been identified as of the Closing Date will not exceed 25% of the total loan pool. The
                         Pre-Funded Amount will be reduced during the Pre-Funding Period by the amounts thereof used to fund such purchases. Any amounts remaining in the Pre-Funding Account following the Pre-Funding Period will be paid to the Class A Certificateholders, as further specified in the Prospectus Supplement, on the next Payment Date.

NET WAC CAP RATE:        The weighted average of the Net Loan Rates, adjusted
                         for payments under the Class A-IO.

NET LOAN RATE:           With respect to any Loan, the Loan rate thereon minus
                         the rates at which (a) the servicing fee, (b) the trustee fee, (c) the cap provider fee and (d) the back-up servicing fee are paid.

DENOMINATIONS:           $1,000 minimum and integral multiples of $1,000 in
                         excess thereof.

SERVICING FEE:           50 basis points.

REGISTRATION:            The Offered Certificates will be available in
                         book-entry form through DTC, Euroclear or Clearstream.

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                              Computational Materials for Conseco Finance
DEUTSCHE BANC ALEX.BROWN@     Certificates for Home Equity Loans, Series 2002-A
---------------------------------------- ---------------------------------------

YIELD MAINTENANCE
AGREEMENTS:            The Trust will benefit from a series of interest rate cap
                       payments from an interest rate cap provider with ratings of at least AA+/Aa1 (S&P/Moody's) pursuant to five yield maintenance agreements (the "Yield Maintenance
                       Agreements"), which are intended to partially mitigate the interest rate risk that could result from the difference between the formula rates on the Class A-1a, Class M-1, Class M-2, Class B-1 and Class B-2
                       Certificates and the Net WAC Cap Rate (the "Unpaid Basis
                       Risk Carryover Shortfall").

                       On each Payment Date, payments under the Yield Maintenance Agreements will be made based on a notional balance of (a) for the Class A-1a Certificates, the lesser of (1) the Class A-1a certificate principal balance as of the immediately preceding Payment Date and
                       (2) a balance based on 75% of the pricing speed assumption (assuming no losses or delinquencies) through July 2004 and zero thereafter, and (b) for each of the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates, the lesser of (1) the certificate principal balance for such class as of the immediately preceding Payment Date and (2) a balance based on an amortization schedule applying a constant 18% CPR (assuming no losses or delinquencies) through February 2010, and zero thereafter (each, a "Yield Maintenance Agreement Notional Balance"). It is anticipated that the Yield Maintenance Agreements will include the following terms:

                                Notional Balance       Strike Rate    Months
                                ----------------       -----------    ------
                              Class A-1a @ 75% PPC        9.00%        1-29
                              Class M-1 @ 18% CPR         8.00%        1-96
                              Class M-2 @ 18% CPR         8.00%        1-96
                              Class B-1 @ 18% CPR         8.00%        1-96
YIELD MAINTENANCE
RESERVE FUNDS:         Payments under the Yield Maintenance Agreements will be
                       made to the Trustee for deposit into five separate Yield
                       Maintenance Reserve Funds.

                       The amount to be paid under each Yield Maintenance Agreement will be equal to the interest accrued during the related interest accrual period at a rate equal to the excess of (x) the lesser of 1-month LIBOR and 15.00% over (y) the related strike rate, on an amount equal to the related Yield Maintenance Agreement Notional Balance.

                       On each Payment Date, the Trustee shall withdraw from the related Yield Maintenance Reserve Fund (to the extent of funds available on deposit therein) amounts to cover the following items:

                       (1) to the holders of the Class A-1a Certificates, any
                           Unpaid Basis Risk Carryover Shortfalls;
                       (2) to the holders of the Class M-1 Certificates, any
                           Unpaid Basis Risk Carryover Shortfalls;
                       (3) to the holders of the Class M-2 Certificates, any
                           Unpaid Basis Risk Carryover Shortfalls;
                       (4) to the holders of the Class B-1 Certificates, any
                           Unpaid Basis Risk Carryover Shortfalls;
                       (5) to the holders of the Class B-2 Certificates, any
                           Unpaid Basis Risk Carryover Shortfalls.

CLASS A-IO:            The Class A-IO Certificates will be interest-only
                       certificates, and will accrue interest at a coupon of 8.80% per annum on a notional balance of $177,230,000 initially. Thereafter, for each Payment Date the Class
                       A-IO Certificates will accrue interest based on a notional balance equal to the lesser of (i) the notional balance for that Payment Date set forth below in the Class A-IO Notional Balance Schedule and (ii) the Pool
                       Scheduled Principal Balance.

                           CLASS A-IO NOTIONAL BALANCE SCHEDULE
                             Payment Dates            Scheduled Notional Balance
                             -------------            --------------------------
                         March 2002 - January 2003          $177,230,000
                         February 2003 - July 2003          $122,770,000
                         August 2003 - January 2004         $ 81,780,000
                         February 2004 - July 2004          $ 68,120,000
                         August 2004 and thereafter         $          0

-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                               Computational Materials for Conseco Finance
DEUTSCHE BANC ALEX.BROWN@      Certificates for Home EQUITY Loans, Series 2002-A
--------------------------------------------------------------------------------

DISTRIBUTIONS:             On each Payment Date distributions on the
                           certificates will be made to the extent of the Amount
                           Available. The "Amount Available" will generally consist of payments made on or in respect of the Loans, less amounts otherwise payable to the Servicer as the monthly Servicing Fee, to the Trustee as the monthly Trustee Fee, to the Cap Provider as the Cap
                           Provider Fee, to the Back-up Servicer as the monthly
                           Back-up Servicer Fee and to the Servicer or the Trustee, as applicable, for any unreimbursed advances with respect to the Loans made in respect of current or prior payment dates.

INTEREST ON THE
CERTIFICATES:              On each Payment Date the Amount Available will be
                           distributed to pay interest as follows:

                           .    First to each class of the Class A Certificates
                                (A-1a, A-1b, A-2, A-3, A-4, A-5 and A-IO)
                                concurrently,
                           .    then to the Class M-1 Certificates,
                           .    then to the Class M-2 Certificates,
                           .    then to the Class B-1 Certificates,
                           .    then to the Class B-2 Certificates.

                           Interest will accrue on the outstanding Class A Certificate principal balance (or in the case of the Class A-IO Certificate, the notional balance), Class M-1 adjusted principal balance, Class M-2 adjusted principal balance, the Class B-1 adjusted principal balance, and the Class B-2 adjusted principal balance at the related pass-through rate calculated as follows: (1) interest will accrue on the Class A-1b, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-IO Certificates from the Closing Date for the first Payment Date and for subsequent Payment Dates, from the preceding Payment Date on which interest has been paid to, but excluding, the current Payment Date, on a 30/360-day basis (2) interest will accrue on the Class A-1a, Class M-1, Class M-2, Class B-1 and Class B-2 Certificates at the related pass-through rate from the Closing Date for the first Payment Date and for subsequent Payment Dates, from the preceding Payment Date on which interest has been paid to, but excluding, the current Payment Date, computed on an actual/360-day basis. Interest on the Class A-1a, Class M-1, Class M-2, Class B-1 and Class B-2 Certificates will be calculated at a per annum rate equal to the lesser of (x) One-Month LIBOR plus the related margin (the "Formula Rate") and (y) 15.00% per annum, subject to the Net WAC Cap Rate. Interest on the Class A-1b, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates shall be calculated at a fixed rate subject to the Net WAC Cap Rate.

                           The adjusted principal balance of any of the Class M-1, M-2, B-1, or B-2 Certificates is the principal balance less any liquidation loss principal amounts allocated to that Class.

REST SHORTFALLS
AND CARRYOVERS:            If the Amount Available on any Payment Date is
                           insufficient to make the full distributions of interest to a class of certificates (the Class A
                           Certificates being treated as a single class for this purpose), the Amount Available remaining after payments with a higher payment priority are made will be distributed pro rata among such class. Any interest due but unpaid from a prior Payment Date will also be due on the next Payment Date, together with accrued interest thereon at the applicable pass-through rate to the extent legally permissible.



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                               Computational Materials for Conseco Finance
DEUTSCHE BANC ALEX.BROWN@      Certificates for Home EQUITY Loans, Series 2002-A
--------------------------------------------------------------------------------

PRINCIPAL
DISTRIBUTIONS:             On each Payment Date after all interest is paid to
                           the Class A, Class M-1, Class M-2, Class B-1, and
                           Class B-2 Certificateholders, the remaining Amount
                           Available will be distributed to make principal distributions as follows and in the following order of priority:

                           i) first, to the Class A Certificates (other than the Class A-IO Certificates), the Class A Formula Principal Distribution Amount;
                           ii)  then, to the Class M-1 Certificates, the Class
                                M-1 Formula Principal Distribution Amount;
                           iii) then, to the Class M-2 Certificates, the Class
                                M-2 Formula Principal Distribution Amount;
                           iv)  then, to the Class B-1 Certificates, the Class
                                B-1 Formula Principal Distribution Amount; and
                           v) then, to the Class B-2 Certificates, the Class B-2 Formula Principal Distribution Amount.

                           On each Payment Date, the Class A Formula Principal Distribution Amount will be distributed pro-rata to the Class A-1a and Class A-1b Certificates and then sequentially to the Class A-2 through Class A-5 Certificates (other than the Class A-IO Certificates).

                           If the Amount Available on any Payment Date is insufficient to make full distributions of principal to a class of certificates, the Amount Available remaining after payments with a higher payment priority are made will be distributed pro-rata among such class.

FORMULA PRINCIPAL
DISTRIBUTION
AMOUNT: On each Payment Date, the Formula Principal Distribution Amount will be equal to the sum of (i) all scheduled payments of principal due on each outstanding loan during the related Due Period, (ii) the scheduled principal balance of each loan which, during the related Due Period, was repurchased by the Seller, (iii) all partial principal prepayments applied and all principal prepayments in full received during such Due Period in respect of each loan, (iv) the scheduled principal balance of each loan that became a liquidated loan during the related Due Period, (v) any amount described in clauses (i) through (iv) above that was not previously distributed because of an insufficient amount of funds available.

CLASS A FORMULA
PRINCIPAL
DISTRIBUTION
AMOUNT: The Class A Formula Principal Distribution Amount will generally be equal to (i) if the Payment Date is prior to the Stepdown Date or a Trigger Event exists, the Formula Principal Distribution Amount, or (ii) with respect to any Payment Date on or after the Stepdown Date and as to which a Trigger Event is not in effect, the excess of (i) the Class A Certificate Principal Balance immediately prior to such Payment Date over (ii) the lesser of (a) 59.00% of the Pool Scheduled Principal Balance as of the last day of the related Due Period and (b) the Pool Scheduled Principal Balance as of the last day of the related Due Period less the OC Floor.

CLASS M-1 FORMULA
PRINCIPAL
DISTRIBUTION
AMOUNT: With respect to any Payment Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (i) the sum of (A) the Class A Certificate Principal Balance (after taking into account distribution of the Class A Formula Principal Distribution Amount for that payment date) and (B) the Class M-1 Certificate Principal Balance immediately prior to such Payment Date over (ii) the lesser of (a) 73.00% of the Pool Scheduled Principal Balance as of the last day of the related Due Period and (b) the Pool Scheduled Principal Balance as of the last day of the related Due Period less the OC Floor.

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                               Computational Materials for Conseco Finance
DEUTSCHE BANC ALEX.BROWN@      Certificates for Home EQUITY Loans, Series 2002-A
--------------------------------------------------------------------------------

CLASS M-2 FORMULA
PRINCIPAL
DISTRIBUTION
AMOUNT: With respect to any Payment Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (i) the sum of (A) the Class A Certificate Principal Balance (after taking into account distribution of the Class A Formula Principal Distribution Amount for that payment date) and (B) the Class M-1 Certificate Principal Balance (after taking into account distribution of the Class M-1 Formula Principal Distribution Amount for that payment date) and (C) the Class M-2 Certificate Principal Balance immediately prior to such Payment Date over (ii) the lesser of (a) 83.00% of the Pool Scheduled Principal Balance as of the last day of the related Due Period and (b) the Pool Scheduled Principal Balance as of the last day of the related Due Period less the OC Floor.

CLASS B-1 FORMULA
PRINCIPAL
DISTRIBUTION
AMOUNT: With respect to any Payment Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (i) the sum of (A) the Class A Certificate Principal Balance (after taking into account distribution of the Class A Formula Principal Distribution Amount for that payment date) and (B) the Class M-1 Certificate Principal Balance (after taking into account distribution of the Class M-1 Formula Principal Distribution Amount for that payment date) and (C) the Class M-2 Certificate Principal Balance (after taking into account distribution of the Class M-2 Formula Principal Distribution Amount for that payment date) and (D) the Class B-1 Certificate Principal Balance immediately prior to such Payment Date over (ii) the lesser of (a) 91.00% of the Pool Scheduled Principal Balance as of the last day of the related Due Period and (b) the Pool Scheduled Principal Balance as of the last day of the related Due Period less the OC Floor.

CLASS B-2 FORMULA
PRINCIPAL
DISTRIBUTION
AMOUNT: With respect to any Payment Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (i) the sum of (A) the Class A Certificate Principal Balance (after taking into account distribution of the Class A Formula Principal Distribution Amount for that payment date) and (B) the Class M-1 Certificate Principal Balance (after taking into account distribution of the Class M-1 Formula Principal Distribution Amount for that payment date) and (C) the Class M-2 Certificate Principal Balance (after taking into account distribution of the Class M-2 Formula Principal Distribution Amount for that payment date) and (D) the Class B-1 Certificate Principal Balance (after taking into account distribution of the Class B-1 Formula Principal Distribution Amount for that payment date) and (E) the Class B-2 Certificate Principal Balance immediately prior to such Payment Date over (ii) the lesser of (a) 95.00% of the Pool Scheduled Principal Balance as of the last day of the related Due Period and (b) the Pool Scheduled Principal Balance as of the last day of the related Due Period less the OC Floor.



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                               Computational Materials for Conseco Finance
DEUTSCHE BANC ALEX.BROWN@      Certificates for Home Equity Loans, Series 2002-A
--------------------------------------------------------------------------------

EXCESS CASHFLOW:           On each Payment Date, the Excess Cashflow is the
                           excess of (i) the Amount Available for such Payment
                           Date (after the payment of the fees due the trustee, the Cap Provider and the Servicer (including reimbursement of advances previously made by the Servicer)) over (ii) the amount of interest and principal required to be paid to the Certificates on such Payment Date. Excess Cashflow will be applied as follows:

                           (1)  The Extra Principal Distribution Amount
                                sequentially to the Class A, Class M and Class B Certificates;
                           (2) To the Class A Certificates, any Interest Carry Forward Amount for such Class;
                           (3)  To the Class M-1 Certificates, any Interest
                                Carry Forward Amount for such Class;
                           (4)  To the Class M-1 Certificates, any Unpaid
                                Realized Loss Amount for such Class;
                           (5)  To the Class M-2 Certificates, any Interest
                                Carry Forward Amount for such Class;
                           (6)  To the Class M-2 Certificates, any Unpaid
                                Realized Loss Amount for such Class;
                           (7)  To the Class B-1 Certificates, any Interest
                                Carry Forward Amount for such Class;
                           (8)  To the Class B-1 Certificates, any Unpaid
                                Realized Loss Amount for such Class;
                           (9)  To the Class B-2 Certificates, any Unpaid
                                Realized Loss Amount for such Class;
                           (10) Any remaining amounts, to the holder of the
                                Class B-3I, Class P and Class R Certificates.

EXTRA PRINCIPAL
DISTRIBUTION AMOUNT:       The "Extra Principal Distribution Amount," with
                           respect to each Payment Date, is the lesser of:

                           (1) The excess, if any, of:
                               (a) The Required Overcollateralization Amount for
                                   such Payment Date over
                               (b) The Overcollateralization Amount (after
                                   giving effect to distributions of principal other than any Extra Principal Distribution Amount) for such Payment Date and
                           (2) The Excess Cashflow for such Payment Date.


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                               Computational Materials for Conseco Finance
DEUTSCHE BANC ALEX.BROWN@      Certificates for Home Equity Loans Series 2002-A
--------------------------------------------------------------------------------

OC FLOOR:                           "OC Floor" equals 0.50% of the Cut-off Date
                                    Principal Balance of the Loans.

Required
Overcollateralization
AMOUNT: "Required Overcollateralization Amount" with respect to all offered Certificates means prior to the Stepdown Date, (x) an amount equal to 2.50% of the Cut-off Date Principal Balance of the Loans, and (y) on and after the Stepdown Date an amount equal to 5.00% of the Principal Balance of the Loans as of the last day of the related due period, subject to a minimum amount equal to the OC Floor.

OVERCOLLATERALIZATION
AMOUNT: "Overcollateralization Amount," with respect to any Payment Date, is the excess, if any, of: (a) the aggregate Pool Scheduled Principal Balance as of the last day of the related Due Period over (b) the aggregate Certificate Principal Balance of the Certificates as of such date (after taking into account the payment of principal on such Certificates on such Payment Date).

STEPDOWN DATE:                      The earlier to occur of (i) the later to
                                    occur of (A) the Payment Date in March 2005 and B) the first Payment Date on which the Class A Certificate Principal Balance (after taking into account distribution of the Formula Principal Distribution Amount for that payment date) immediately prior to such Payment Date is less than or equal to 59.00% of the Pool Scheduled Principal Balance as of the last day of the related Due Period and (ii) the Payment Date on which the Certificate Principal Balance of the Class A
                                    Certificates has been reduced to zero.

TRIGGER EVENT:                      A Trigger Event is in effect for the
                                    Certificates if on that Payment Date:

                                    (1)  The little  three-month rolling average
                                         percentage of the Loans that are 60
                                         days or more delinquent in payment of
                                         principal and interest exceeds the
                                         product of (a) the Senior Enhancement
                                         Percentage for the Certificates and (b)
                                         38.00%; or
                                    (2)  The cumulative realized losses test is
                                         not satisfied.

CUMULATIVE REALIZED
LOSSES TEST:                        The Cumulative Realized Losses Test is
                                    satisfied for any Payment Date if the
                                    cumulative realized loss ratio for the Loans for such Payment Date is less than or equal to the percentage set forth below for the specified period:

                                   Month                   Percentage
                                   -----                   ----------
                                   37-48                     4.75%
                                   49-60                     5.75%
                                   61-72                     6.25%
                                   73 and thereafter         6.50%

SENIOR ENHANCEMENT
PERCENTAGE:                        The Senior Enhancement Percentage for any
                                   Payment Date will equal the percentage
                                   obtained by dividing (i) the excess of (A) the Pool Scheduled Principal Balance over (B) the Class A Certificate Principal Balance, by
                                   (ii) the Pool Scheduled Principal Balance.







--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                               Computational Materials for Conseco Finance
DEUTSCHE BANC ALEX.BROWN@      Certificates for Home Equity Loans Series 2002-A
--------------------------------------------------------------------------------

CREDIT SUPPORT
PERCENTAGE:

                   Initial Credit Support              After Stepdown Date
                     Rating       Percent            Rating        Percent
                     ------       -------            ------        -------
                    AAA/Aaa        18.00%           AAA/Aaa          41.00%
                     AA/Aa3        11.00%           AA/Aa2           27.00%
                      A/A2          6.00%            A/A2            17.00%
                    BBB/Baa2        2.00%          BBB/Baa2           9.00%


BACK-UP SERVICER/
SERVICER TERMINATION
RIGHTS: EMC Mortgage Corporation will act as Back-up Servicer on this transaction. Conseco Finance Corp. will provide a monthly data tape to the Back-up Servicer and the Back-up Servicer will perform certain monthly data reconciliation. In the event that the Servicer is in default under the terms of the Pooling and Servicing Agreement, or if the Servicer Termination Delinquency Test or Servicer Termination Cumulative Realized Losses Test are not satisfied, the servicing of the mortgages will be transferred to the Back-up Servicer.

SERVICER TERMINATION
DELINQUENCY TEST:                   The Servicer Termination Delinquency Test is
                                    satisfied for any Payment Date if the three month rolling average of the 90 plus day delinquencies (including foreclosures and
                                    REOs) exceeds 49% of the Senior Enhancement
                                    Percentage.

SERVICER TERMINATION
CUMULATIVE LOSS TEST:               The Servicer Termination Cumulative Loss
                                    Test is satisfied for any Payment Date if the cumulative realized loss ratio for the Loans for such Payment Date is less than or equal to the percentage set forth below for the specified period:

                                   Month                        Percentage
                                   -----                        ----------
                                   37-48                          6.25%
                                   49-60                          7.25%
                                   61-72                          7.75%
                                   73 and thereafter              8.00

-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                               Computational Materials for Conseco Finance
DEUTSCHE BANC ALEX.BROWN@      Certificates for Home Equity Loans Series 2002-A
--------------------------------------------------------------------------------

ALLOCATED REALIZED LOSS
AMOUNT: The "Allocated Realized Loss Amount," with respect to the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates (together, the "Subordinated Certificates") and as to any Payment Date, means the Realized Loss Amount which has been applied in reduction of the Certificate Principal Balance of such Class. (The Class A Certificates will not be subject to any writedown.)

REALIZED LOSS AMOUNT:               "Realized Loss Amount" as to any Payment
                                    Date is the excess of the Aggregate
                                    Certificate Principal Balance, after giving effect to distributions of principal on such Payment Date, but prior to any reduction in Certificate Principal Balances as a result of any Realized Loss Amount for such Payment Date, over the Pool Scheduled
                                    Principal Balance as of the last day in the preceding Due Period.

UNPAID REALIZED
LOSS AMOUNT:                        "Unpaid Realized Loss Amount," with respect
                                    to any Class of Subordinated Certificates and as to any Payment Date, is the excess of
                                    (1) Allocated Realized Loss Amounts with respect to such Class over (2) the sum of all distributions in respect of the Allocated Realized Loss Amounts on all previous Payment Dates.

LIQUIDATED LOAN:                    A liquidated Loan is a defaulted Loan as to
                                    which all amounts that the Servicer expects to recover on account of such loan have been received.

NET LIQUIDATION
PROCEEDS:                           With respect to any Payment Date, any cash
                                    amounts received in respect of Liquidated
                                    Loans, whether through trustee's sale,
                                    foreclosure sale, disposition of REO, whole loan sale or otherwise (other than insurance proceeds), and any other cash amounts received in connection with the management of the mortgaged properties related to defaulted Loans, in each case, net of any reimbursements to the Servicer and the Trustee from such amounts for any unreimbursed Servicing Fees, Trustee Fees, and unreimbursed Servicing Advances
                                    (including such Servicing Advances deemed to be nonrecoverable Servicing Advances) made and any other fees and expenses paid or owed to the Servicer, the Trustee or any other party in connection with the foreclosure, conservation and liquidation of the related Liquidated Loans or mortgaged properties.

OPTIONAL REPURCHASE:                Beginning on the Payment Date when the Pool
                                    Scheduled Principal Balance of the Loans is less than 10% of the Cut-off Date Principal
                                    Balance of the Loans, the holder of the
                                    Class R Certificates will have the right to repurchase all of the outstanding Loans at a price sufficient to pay the aggregate unpaid principal balance of the Certificates and all accrued and unpaid interest thereon. If the holder of the Class R Certificates does not exercise the purchase option on the Loans on or before the following Payment
                                    Date, then the pass-through rate on the
                                    Class A-5 Certificates will increase by
                                    0.50%.



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                               Computational Materials for Conseco Finance
DEUTSCHE BANC ALEX.BROWN@      Certificates for Home Equity Loans, Series 2002-A
--------------------------------------------------------------------------------

                          INITIAL LOAN CHARACTERISTICS

The information presented below relates to the Initial Loans, which will represent approximately 82.32% of the Loan Pool. Although the characteristics of the Additional or Subsequent Loans will differ from the characteristics of the Initial Loans shown below, Conseco Finance Corp. does not expect that the characteristics of the Additional or Subsequent Loans sold to the Trust will vary materially from the information concerning the Initial Loans herein.

    -----------------------------------------------------------------------------------------------------------------------------
                                                                               Total               Minimum               Maximum
                                                                               -----               -------               -------
    Cut-off Date Aggregate Principal Balance                         $493,943,868.56
    Number of Loans                                                            5,931
    Average Original Loan Balance                                         $83,437.34            $10,000.00           $670,000.00
    Average Current Loan Balance                                          $83,281.72             $9,892.09           $670,000.00
    Weighted Average Combined Original LTV                                    87.89%                 9.82%               100.00%
    Weighted Average Gross Coupon                                             11.73%                 4.00%                19.10%
    Weighted Average Remaining Term to Maturity (months)                         319                    54                   360
    Weighted Average Original Term (months)                                      320                    60                   360
    Weighted Average FICO Credit Score                                           611
    Weighted Average Debt to Income Ratio                                     42.89%
    -----------------------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------------------
                                                                                                       % of Aggregate
                                                                                                     Principal Balance
                                                                                                     -----------------
             Fully Amortizing Loans                                                                          99.44%
             Balloon Loans                                                                                    0.56%

             Lien Position                                       First                                       84.87%
                                                                 Second                                      14.88%
                                                                 Third                                        0.25%

             Property Type                                       Single Family                               92.92%
                                                                 Manufactured Homes                           3.60%
                                                                 Other                                        3.48%

             Occupancy Status                                    Primary                                     97.31%
                                                                 Investment                                   2.69%

             Geographic Distribution                             CA                                          12.17%
                                                                 TX                                           8.35%
                                                                 FL                                           7.33%
                                                                 MI                                           6.42%
                                                                 IA                                           5.55%
                                                                 NY                                           5.23%

             Largest Zip Code Concentration                      52804                                        0.21%

             Credit Grade                                        A-1                                         54.71%
                                                                 A-2                                         21.17%
                                                                 B                                           18.09%
                                                                 C                                            6.04%

             Delinquency                                          0 - 29 Days                                99.93%
                                                                 30 - 59 Days                                 0.07%
    -----------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                               Computational Materials for Conseco Finance
DEUTSCHE BANC ALEX.BROWN@      Certificates for Home Equity Loans, Series 2002-A
--------------------------------------------------------------------------------

    ==========================================================================================================
    GEOGRAPHIC DISTRIBUTION


                                                           Aggregate Principal            % of Aggregate
                                   Number of Loans               Balance                Principal Balance
    ----------------------------------------------------------------------------------------------------------
    Alabama                               100                 $6,227,363.97                       1.26%
    Arizona                               163                 15,892,141.84                       3.22
    Arkansas                               52                  3,517,256.82                       0.71
    California                            506                 60,128,173.13                      12.17
    Colorado                              111                  9,123,336.06                       1.85
    Connecticut                           138                 10,641,172.53                       2.15
    Delaware                                6                    511,543.60                       0.10
    District of Columbia                    1                     34,669.92                       0.01
    Florida                               405                 36,218,553.06                       7.33
    Georgia                               145                 13,323,987.73                       2.70
    Idaho                                  11                  1,023,742.44                       0.21
    Illinois                               62                  5,206,534.11                       1.05
    Indiana                               116                  8,922,275.99                       1.81
    Iowa                                  363                 27,402,820.98                       5.55
    Kansas                                 62                  3,543,226.25                       0.72
    Kentucky                               49                  3,822,681.15                       0.77
    Louisiana                              66                  4,831,050.61                       0.98
    Maine                                  14                  1,160,009.48                       0.23
    Maryland                               46                  2,781,515.48                       0.56
    Massachusetts                          63                  6,733,987.53                       1.36
    Michigan                              395                 31,733,041.81                       6.42
    Minnesota                             237                 18,787,621.90                       3.80
    Mississippi                            78                  5,255,440.38                       1.06
    Missouri                              184                 14,471,152.86                       2.93
    Montana                                 5                    397,575.74                       0.08
    Nebraska                               59                  3,624,398.36                       0.73
    Nevada                                 87                  7,949,329.53                       1.61
    New Hampshire                          20                  1,496,940.40                       0.30
    New Jersey                            130                 12,215,032.94                       2.47
    New Mexico                             20                  1,541,848.22                       0.31
    New York                              242                 25,834,868.89                       5.23
    North Carolina                        106                 10,429,494.94                       2.11
    North Dakota                           11                    695,422.40                       0.14
    Ohio                                  250                 18,706,550.17                       3.79
    Oklahoma                               81                  4,428,399.64                       0.90
    Oregon                                 24                  2,721,848.26                       0.55
    Pennsylvania                          240                 15,639,502.18                       3.17
    Rhode Island                           18                  1,001,600.70                       0.20
    South Carolina                         93                  7,127,458.01                       1.44
    South Dakota                            8                    456,890.72                       0.09
    Tennessee                             124                 10,915,298.18                       2.21
    Texas                                 618                 41,240,321.97                       8.35
    Utah                                   13                  1,443,798.72                       0.29
    Vermont                                18                  1,346,240.05                       0.27
    Virginia                              147                 11,390,743.52                       2.31
    Washington                            101                  9,665,817.77                       1.96
    West Virginia                          23                  2,223,172.74                       0.45
    Wisconsin                             114                  9,833,526.32                       1.99
    Wyoming                                 6                    324,488.56                       0.07
                                        -----               ---------------                     ------
    Total                               5,931               $493,943,868.56                     100.00%



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                              Computional Materials for Conseco Finance
 DEUTSCHE BANC ALEX.BROWN@    Certificates for Home Equity Loans, Series 2002-A
--------------------------------------------------------------------------------

   =============================================================================
   YEAR OF ORIGINATION

                                            Aggregate Principal  % of Aggregate
      Year of Origination  Number of Loans       Balance       Principal Balance
    ----------------------------------------------------------------------------
    1998                           1         $     28,681.84        0.01%
    1999                           5              154,014.96        0.03
    2000                           5              147,868.02        0.03
    2001                       5,920          493,613,303.74       99.93
                               -----         ---------------      ------
    Total                      5,931         $493,943,868.56      100.00%

    ----------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

 DEUTSCHE BANC ALEX.BROWN@    Computional Materials for Conseco Finance
                              Certificates for Home Equity Loans, Series 2002-A
-------------------------------------------------------------------------------


     ===========================================================================================================
     ORIGINAL LOAN AMOUNT DISTRIBUTION

              Range of                                    Aggregate Principal           % of Aggregate
       Original Loan Amount ($)     Number of Loans            Balance                 Principal Balance
     -----------------------------------------------------------------------------------------------------------
     10,000.00 - 19,999.99                 331            $  5,062,844.35                     1.02%
     20,000.00 - 29,999.99                 589              14,556,600.22                     2.95
     30,000.00 - 39,999.99                 642              22,085,165.01                     4.47
     40,000.00 - 49,999.99                 618              27,304,047.50                     5.53
     50,000.00 - 59,999.99                 529              28,901,234.59                     5.85
     60,000.00 - 69,999.99                 491              31,734,644.12                     6.42
     70,000.00 - 79,999.99                 428              31,741,049.11                     6.43
     80,000.00 - 89,999.99                 319              26,884,111.47                     5.44
     90,000.00 - 99,999.99                 291              27,532,485.84                     5.57
     100,000.00 - 109,999.99               263              27,498,012.31                     5.57
     110,000.00 - 119,999.99               223              25,495,401.92                     5.16
     120,000.00 - 129,999.99               196              24,392,824.01                     4.94
     130,000.00 - 139,999.99               165              22,127,020.22                     4.48
     140,000.00 - 149,999.99               126              18,126,201.53                     3.67
     150,000.00 - 159,999.99               101              15,584,037.43                     3.16
     160,000.00 - 169,999.99                86              14,133,233.99                     2.86
     170,000.00 - 179,999.99                63              11,000,313.18                     2.23
     180,000.00 - 189,999.99                63              11,594,872.60                     2.35
     190,000.00 - 199,999.99                41               7,933,370.69                     1.61
     200,000.00 - 209,999.99                42               8,572,441.12                     1.74
     210,000.00 - 219,999.99                38               8,151,943.74                     1.65
     220,000.00 - 229,999.99                34               7,629,003.24                     1.54
     230,000.00 - 239,999.99                36               8,401,417.76                     1.70
     240,000.00 - 249,999.99                32               7,838,377.36                     1.59
     250,000.00 - 259,999.99                16               4,066,494.16                     0.82
     260,000.00 - 269,999.99                18               4,747,589.09                     0.96
     270,000.00 - 279,999.99                19               5,194,029.94                     1.05
     280,000.00 - 289,999.99                15               4,258,620.47                     0.86
     290,000.00 - 299,999.99                21               6,168,804.26                     1.25
     300,000.00 - 309,999.99                14               4,274,228.84                     0.87
     310,000.00 - 319,999.99                 7               2,212,324.28                     0.45
     320,000.00 - 329,999.99                 9               2,929,993.87                     0.59
     330,000.00 - 339,999.99                13               4,338,562.45                     0.88
     340,000.00 - 349,999.99                 5               1,729,028.85                     0.35
     350,000.00 - 359,999.99                10               3,503,123.69                     0.71
     360,000.00 - 369,999.99                 4               1,443,529.12                     0.29
     370,000.00 - 379,999.99                 2                 755,510.50                     0.15
     380,000.00 - 389,999.99                 4               1,540,169.10                     0.31
     390,000.00 - 399,999.99                 6               2,355,990.96                     0.48
      * 400,000.00                          21              10,145,215.67                     2.05
                                         -----            ---------------                   ------
     Total                               5,931            $493,943,868.56                   100.00%

* denotes more than

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

 DEUTSCHE BANC ALEX.BROWN@    Computional Materials for Conseco Finance
                              Certificates for Home Equity Loans, Series 2002-A
-------------------------------------------------------------------------------

    =======================================================================================================================
     INTEREST RATE DISTRIBUTION

             Range of                                         Aggregate Principal                     % of Aggregate
      Loan Interest Rates (%)           Number of Loans              Balance                        Principal Balance
    -----------------------------------------------------------------------------------------------------------------------
     4.000 - 4.999                             1                $     67,579.83                           0.01%
     7.000 - 7.999                             8                     629,878.89                           0.13
     8.000 - 8.999                            81                   8,229,475.62                           1.67
     9.000 - 9.999                           308                  35,973,679.13                           7.28
     10.000 - 10.999                       1,048                 109,971,000.51                          22.26
     11.000 - 11.999                       1,517                 143,450,681.51                          29.04
     12.000 - 12.999                       1,340                 109,359,481.53                          22.14
     13.000 - 13.999                       1,053                  62,313,690.39                          12.62
     14.000 - 14.999                         445                  20,425,044.40                           4.14
     15.000 - 15.999                          95                   2,716,187.10                           0.55
     16.000 - 16.999                          27                     632,126.02                           0.13
     17.000 - 17.999                           4                     112,169.51                           0.02
     18.000 - 18.999                           3                      42,892.09                           0.01
     19.000 - 19.999                           1                      19,982.03                           0.00
                                           -----                ---------------                         ------
     Total                                 5,931                $493,943,868.56                         100.00%

    =======================================================================================================================
     REMAINING MONTHS TO MATURITY

         Range of Remaining                                   Aggregate Principal                     % of Aggregate
         Months to Maturity             Number of Loans             Balance                         Principal Balance
    -----------------------------------------------------------------------------------------------------------------------
     1 - 60                                   26                $    821,424.03                           0.17%
     61 - 120                                282                  11,514,451.21                           2.33
     121 - 180                               687                  33,543,776.63                           6.79
     181 - 240                             1,409                  71,115,893.96                          14.40
     241 - 300                               413                  32,211,562.60                           6.52
     301 - 360                             3,114                 344,736,760.13                          69.79
                                           -----                ---------------                         ------
     Total                                 5,931                $493,943,868.56                         100.00%

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                               Computational Materials for Conseco Finance
DEUTSCHE BANC ALEX.BROWN@      Certificates for Home Equity Loans, Series 2002-A
--------------------------------------------------------------------------------

       =========================================================================================================
       LIEN POSITION

                                                                 Aggregate Principal          % of Aggregate
                   Lien                 Number of Loans                Balance              Principal Balance
       ---------------------------------------------------------------------------------------------------------
       1st Lien                               4,173               $419,210,563.44                   84.87%
       2nd Lien                               1,740                 73,510,073.94                   14.88
       3rd Lien                                  18                  1,223,231.18                    0.25
                                              -----               ---------------                  ------
       Total                                  5,931               $493,943,868.56                  100.00%

       ==========================================================================================================
       COMBINED ORIGINAL LOAN-TO-VALUE RATIO

                 Range of
            Combined Original                                    Aggregate Principal          % of Aggregate
         Loan-to-Value Ratios (%)       Number of Loans                Balance              Principal Balance
       ----------------------------------------------------------------------------------------------------------
       5.001 - 10.000                           2                      $38,446.20                    0.01%
       10.001 - 15.000                          5                      112,850.02                    0.02
       15.001 - 20.000                         10                      363,702.89                    0.07
       20.001 - 25.000                         12                      463,238.65                    0.09
       25.001 - 30.000                         14                      397,742.74                    0.08
       30.001 - 35.000                         21                      968,860.12                    0.20
       35.001 - 40.000                         34                    1,335,465.57                    0.27
       40.001 - 45.000                         42                    2,243,311.95                    0.45
       45.001 - 50.000                         49                    2,340,199.40                    0.47
       50.001 - 55.000                         64                    3,742,306.72                    0.76
       55.001 - 60.000                         79                    3,893,329.84                    0.79
       60.001 - 65.000                        128                    7,894,689.78                    1.60
       65.001 - 70.000                        210                   16,113,880.81                    3.26
       70.001 - 75.000                        326                   24,675,105.63                    5.00
       75.001 - 80.000                        752                   58,845,324.20                   11.91
       80.001 - 85.000                        570                   53,131,585.43                   10.76
       85.001 - 90.000                        848                   79,472,531.77                   16.09
       90.001 - 95.000                      1,103                   95,317,953.89                   19.30
       95.001 - 100.000                     1,662                  142,593,342.95                   28.87
                                            -----                 ---------------                  ------
       Total                                5,931                 $493,943,868.56                  100.00%


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                               Computational Materials for Conseco Finance
DEUTSCHE BANC ALEX.BROWN@      Certificates for Home Equity Loans, Series 2002-A
--------------------------------------------------------------------------------

                                                              PREPAYMENT SENSITIVITIES
                 ------------------------------------------------------------------------------------------------------------------
                        75% PPC                100% PPC                125% PPC               150% PPC                175% PPC
                      WAL/Window             WAL/ Window            WAL/ Window             WAL/ Window             WAL/ Window
                 --------------------    -------------------    --------------------    --------------------    -------------------
To Call
A-1a             1.35     03/02-09/04    1.10    03/02-02/04    0.95     03/02-10/03    0.85     03/02-07/03    0.77    03/02-05/03
A-1b             1.35     03/02-09/04    1.10    03/02-02/04    0.95     03/02-10/03    0.85     03/02-07/03    0.77    03/02-05/03
A-2              3.11     09/04-10/05    2.43    02/04-12/04    2.00     10/03-06/04    1.72     07/03-01/04    1.51    05/03-10/03
A-3              4.86     10/05-10/08    3.73    12/04-03/07    3.00     06/04-03/06    2.42     01/04-01/05    2.10    10/03-08/04
A-4              8.14     10/08-01/12    6.22    03/07-09/09    5.00     03/06-03/08    4.03     01/05-02/07    2.83    08/04-05/06
A-5              12.31    01/12-03/15    9.42    09/09-02/12    7.59     03/08-03/10    6.28     02/07-10/08    5.33    05/06-10/07
M-1              8.79     07/06-03/15    6.73    07/05-02/12    5.45     04/05-03/10    4.73     06/05-10/08    4.43    09/05-10/07
M-2              8.79     07/06-03/15    6.73    07/05-02/12    5.44     03/05-03/10    4.66     05/05-10/08    4.22    06/05-10/07
B-1              8.79     07/06-03/15    6.73    07/05-02/12    5.44     03/05-03/10    4.63     04/05-10/08    4.13    04/05-10/07
To Maturity
A-1a             1.35     03/02-09/04    1.10    03/02-02/04    0.95     03/02-10/03    0.85     03/02-07/03    0.77    03/02-05/03
A-1b             1.35     03/02-09/04    1.10    03/02-02/04    0.95     03/02-10/03    0.85     03/02-07/03    0.77    03/02-05/03
A-2              3.11     09/04-10/05    2.43    02/04-12/04    2.00     10/03-06/04    1.72     07/03-01/04    1.51    05/03-10/03
A-3              4.86     10/05-10/08    3.73    12/04-03/07    3.00     06/04-03/06    2.42     01/04-01/05    2.10    10/03-08/04
A-4              8.14     10/08-01/12    6.22    03/07-09/09    5.00     03/06-03/08    4.03     01/05-02/07    2.83    08/04-05/06
A-5              14.59    01/12-08/27    11.37   09/09-02/23    9.17     03/08-05/19    7.60     02/07-07/16    6.43    05/06-05/14
M-1              9.57     07/06-07/24    7.39    07/05-02/20    5.99     04/05-10/16    5.18     06/05-04/14    4.80    09/05-05/12
M-2              9.50     07/06-10/22    7.33    07/05-08/18    5.93     03/05-07/15    5.06     05/05-03/13    4.55    06/05-06/11
B-1              9.36     07/06-11/20    7.21    07/05-11/16    5.82     03/05-01/14    4.94     04/05-01/12    4.39    04/05-06/10


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                               Computational Materials for Conseco Finance
DEUTSCHE BANC ALEX.BROWN@      Certificates for Home Equity Loans, Series 2002-A
--------------------------------------------------------------------------------

The following are the assumed characteristics of the Initial Loans as of the Cut-off Date.

                                                  INITIAL LOANS
    --------------------------------------------------------------------------------------------------------------

                  Aggregate Principal       Wtd. Avg.           Wtd. Avg.            Wtd. Avg.          Wtd. Avg.
      Pool ID           Balance           Original Term     Amortization Term     Remaining Term         Coupon
    --------------------------------------------------------------------------------------------------------------
         1             $2,776,399.37            181                 346                 176               10.829%
         2               $821,424.03             60                  59                  59               12.111%
         3            $11,514,451.21            115                 114                 114               11.739%
         4            $30,800,767.92            178                 177                 177               11.570%
         5            $71,082,503.30            239                 238                 238               12.395%
         6            $32,211,562.60            299                 298                 298               12.246%
         7           $344,736,760.13            360                 359                 359               11.570%



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.